UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SANDERS MORRIS HARRIS GROUP INC.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

April 5, 2006

Dear Fellow Shareholder,

On behalf of our Board of Directors, you are cordially invited to attend Sanders Morris Harris Group’s annual meeting of shareholders on Thursday, May 18, 2006. At the meeting among other things, we will review our performance for 2005 and our expectations for the future.

A notice of the meeting and proxy statement follow. Also enclosed is your proxy voting card and the 2005 Annual Report. Your vote is important. Please take a moment now to complete, sign, and date the proxy voting card and return it in the postage-paid envelope provided.

I look forward to seeing you on May 18th and addressing your questions and comments.

Sincerely,

Ben T. Morris Chief Executive Officer

600 Travis, Suite 3100, Houston, Texas 77002—713-993-4610

April 5, 2006

Notice of the 2006
Annual Meeting of Shareholders

Meeting Date:	May 18, 2006
Meeting Time:	11:00 a.m.
Location:	Main Conference Room, 30th Floor
JPMorgan Chase Tower
600 Travis
Houston, Texas 77002

Agenda

•                                        To elect 14 directors, each for a term of one year; and

•                                        To transact such other business as may properly come before the annual meeting.

Voting

All holders of record of shares of SMHG common stock at the close of business on March 31, 2006 (the “Record Date”), or their legal proxy holders, are entitled to vote at the meeting and any postponements or adjournments of the meeting.

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by mail. For specific instructions, please refer to the questions and answers, beginning on page 2 of this proxy statement and the instruction on the proxy card.

We are distributing this proxy statement and proxy form to shareholders on or about April 10, 2006.

Your Board of Directors recommends a vote “FOR” each of the nominees for director.

Sincerely,

Sandra J. Williams Secretary

SANDERS MORRIS HARRIS GROUP INC.
600 Travis, Suite 3100
Houston, Texas 77002

PROXY STATEMENT

This proxy statement contains information relating to the annual meeting of shareholders of Sanders Morris Harris Group Inc. (“SMHG” ) to be held on Thursday, May 18, 2006, beginning at 11:00 a.m. local time, at the offices of Sanders Morris Harris located in the JPMorgan Chase Tower, 600 Travis, 30th Floor, Houston, Texas 77002 and at any postponements or adjournments of the meeting. The proxy statement was prepared under the direction of our Board of Directors to solicit your proxy for use at the annual meeting. This proxy statement is being mailed to shareholders on or about April 10, 2006.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors.  In addition, SMHG’s management will report on performance during 2005 and respond to questions from shareholders. Our Board of Directors is not aware of any other matters to be presented for action at the meeting. If any other matters requiring a vote of the shareholders arise, your signed proxy card gives authority to Ben T. Morris, our Chief Executive Officer, and George L. Ball, our Chairman, to vote on such matters at their discretion.

Who is entitled to vote?

Shareholders owning our common stock at the close of business on March 31, 2006, are entitled to vote at the annual meeting or at any postponement or adjournment of the meeting. Each shareholder has one vote per share on all matters to be voted on. On March 31, 2006, there were 19,028,491 common shares issued and outstanding.

How does the Board of Directors recommend I vote?

Our Board of Directors recommends a vote FOR each of the nominees for director.

How do I vote?

Sign and date each proxy card you receive and return it in the prepaid envelope. In the election of directors, you may vote “For” all nominees or your vote may be “Withheld” with respect to one or more of the nominees. For the other proposals, you may vote “For,” “Against,” or “Abstain.” If you “Abstain,” it has the same effect as a vote “Against.”  If you sign your proxy card, but do not mark your choices, your proxy holders, Mr. Morris and Mr. Ball, will vote FOR the persons nominated for election as directors.

What is a quorum?

A “quorum” is the presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares on the Record Date. There must be a quorum for the meeting to be held. Abstentions are counted in determining the presence or absence of a quorum, but under Texas law are not considered a vote. Shares held by brokers in street name and for which the beneficial owners have withheld from brokers the discretion to vote are called “broker non-votes.” They are not counted to determine if a quorum is present and under Texas law are not considered a vote. Broker non-votes will not affect the outcome of a vote on election of directors. As of the Record date, 19,028,491 shares of our common stock, representing the same number of votes, were issued and outstanding. Thus, the presence of holder of our common stock representing at least 9,514,246 votes will be required to establish a quorum.

What vote is required to approve each proposal?

The director nominees will be elected by a plurality of the votes cast at the meeting. A properly executed proxy marked “Withheld” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purpose of determining whether there is a quorum. The 14 persons receiving the highest number of “For” votes will be elected.

All other matters to be considered at the meeting require the affirmative vote of a majority of the votes cast.

Who will count the vote?

A representative of Sanders Morris Harris Group will tabulate the votes cast by proxy or in person at the meeting.

Who is entitled to vote at the meeting?

If you owned shares of our common stock on the Record Date, you are entitled to receive notice of and to participate in the annual meeting.

What are the voting rights of holders of the Fund’s common stock?

You may cast one vote per share of our common stock that you held on the Record Date on each proposal considered at the annual meeting. These shares include shares that are: (1) held directly in your name as the shareholder of record and (2) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Who can attend the meeting?

All shareholders as of the Record Date, or their duly appointed proxies, may attend the meeting. Each shareholder may be asked to present valid identification. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in “street name” (that is, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

Parking is available at local garages; the fee for parking is $4.50 per hour.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our shareholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the annual meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

How can I vote my shares in person at the annual meeting?

Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the annual meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Can I change my vote after I return my proxy card?

Yes. You may change your proxy instructions at any time prior to the vote at the annual meeting. You may accomplish this by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ended June 30, 2006.

What are the deadlines for shareholder proposals for next year’s annual meeting?

You may submit proposals on matters appropriate for shareholder action at future annual meetings by following the procedures prescribed in SEC Rule 14a-8. We must receive proposals intended for inclusion in next year’s proxy statement and proxy card no later than January 16, 2007.  All proposals and notifications should be addressed to our Corporate Secretary at 600 Travis, Suite 3100, Houston, Texas 77002. Submission of a proposal does not guarantee inclusion in our proxy statement or form of proxy because certain SEC rules must be met.

Under our bylaws no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of our Board or by a shareholder entitled to vote who has delivered an appropriate notice to the Corporate Secretary. To be properly brought before the meeting a shareholder must deliver a written notice to the Corporate Secretary at the address set forth in the following paragraph of the shareholder’s intention to present a proposal (containing certain information specified in the bylaws about the shareholder and the proposed action) not less than 60 nor more than 180 days prior to the anniversary date of the prior annual meeting; provided, however, that in the event the date of the annual meeting is changed by more than 30 days from such anniversary date, your notice to be timely must be received not later than the close of business on the tenth day following the day on which such notice is mailed or such public disclosure was made.

In addition, under our bylaws if you are a shareholder and wish to make a director nomination at a shareholders’ meeting, you must deliver written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Sandra Williams, Secretary, Sanders Morris Harris Group Inc., 600

Travis, Suite 3100, Houston, Texas 77002, within the time limits described above for delivering of notice of shareholder proposal and comply with the information requirements in the bylaws relating to stockholder nominations. See “Director Nominating Process” for additional information about shareholder nominations.

These requirements are separate from and in addition to the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in our proxy statement.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Corporate Secretary, 600 Travis, Suite 3100, Houston, Texas 77002.

If we do not receive notice of any matter that a shareholder wishes to raise at the annual meeting in 2007 by March 18, 2007, and a matter is raised at that meeting, the proxy holders for next year’s meeting will have discretionary authority to vote on the matter.

How much did this proxy solicitation cost?

The proxies being solicited hereby are being solicited by our Board of Directors. The cost of soliciting proxies in the enclosed form will be paid by SMHG. We have not engaged anyone to solicit proxies on our behalf. However, we will reimburse banks, brokerage firms, and other institutions, nominees, custodians, and fiduciaries for their reasonable expenses for sending proxy materials to beneficial owners and obtaining their voting instructions. Certain of our and our subsidiaries’ directors, officers, and regular employees may solicit proxies personally or by telephone or facsimile without additional compensation.

ELECTION OF DIRECTORS

NOMINEES

Fourteen directors will be elected at the annual meeting. Directors will serve until our next annual meeting or until their earlier resignation or removal. If any nominee is not available for election, proxies will be voted for another person nominated by our Board of Directors or the size of our Board will be reduced.

All current members of our Board of Directors are standing for election this year.

Our Board of Directors recommends a vote FOR all nominees to our Board of Directors.

The nominees are as follows:

GEORGE L. BALL
Director since February 2000
Age 67

Mr. Ball was appointed to our Board of Directors on February 1, 2000, as part of our merger with Sanders Morris Mundy Inc. (the “Sanders Transaction”) and has served as our Chairman since May 2002. At the time of the Sanders Transaction, he served as Chairman of the Board and a director of Sanders Morris Mundy Inc. Mr. Ball also serves as Chairman of the Board and a director of Sanders Morris Harris Inc. (“SMH”), as a director of SMH Capital, Inc. (“SMH Capital”) and SMH Capital Advisors, Inc. (“SMCA”), and on the management committee of Salient Capital Management, LLC (“SCM”), the general partner of Salient Partners, L.P. and Salient Trust Company, LTA (“Salient Trust”), Charlotte Capital, LLC (“Charlotte Capital”), and Select Sports Group Holdings, LLC (“SSG”). He served as a director of Sanders Morris Mundy Inc. since May 1992, and was its non-executive Chairman of the Board from May 1992 to July 1997. From September 1992 to January 1994, Mr. Ball was a Senior Executive Vice President of Smith Barney Shearson Inc. From September 1991 to September 1992, he was a consultant to J. & W. Seligman & Co. Incorporated. Mr. Ball served as President and Chief Executive Officer of Prudential-Bache Securities, Inc. from 1982 until 1991 and Chairman of the Board from 1986 to 1991. He also served as a member of the Executive Office of Prudential Insurance Company of America from 1982 to 1991. Before joining Prudential, Mr. Ball served as President of E.F. Hutton Group, Inc. Mr. Ball is a former governor of the American Stock Exchange and the Chicago Board Options Exchange, and served on the Executive Committee of the Securities Industries Association. Mr. Ball serves as a director of Nestor, Inc., a leading provider of advanced intelligent traffic management solutions.

RICHARD E. BEAN
Director since August 2003
Age 62

Mr. Bean has been a certified public accountant since 1968 and since 1976 has been the Executive Vice President of Pearce Industries Inc., a privately held company that markets a variety of oilfield equipment and machinery. Mr. Bean has also served as a director of Pearce Industries since 1976. Mr. Bean also served as Chief Financial Officer of Pearce Industries Inc. from 1976 to 2004. In addition, Mr. Bean has served as a director and audit committee member of FirstCity Financial Corporation, a public financial services company, since July 1995, and was elected Chairman of the Board in December 2005. Mr. Bean served as a member of the Portfolio Administration Committee of FirstCity Liquidating Trust from July 1995 until February 2004 when the trust was terminated and distributed its assets. He also serves as a director, chairman of the audit committee, and a member of the compensation committee of WCA Waste Corporation, a public waste collection and disposal company. Mr. Bean is also a stockholder and director of several closely held corporations. Mr. Bean is involved in numerous civic organizations such as the Houston Livestock Show and Rodeo where he serves as Director and member of the audit committee.

ROBERT M. COLLIE, JR.
Director since June 2004
Age 59

Mr. Collie has been a partner in the law firm of Andrews Kurth LLP since March 2001. Previously, he was a partner in the law firm of Mayor, Day, Caldwell & Keeton LLP for 18 years. Mr. Collie served as City Attorney of Houston from 1978 through 1980. He practices in the public law area, focusing on public finance, where he represents state agencies, local governments, and other clients in the issuance of tax-exempt bonds. He has been active in education, transportation, water and sewer utility, port, and sports facility financings. He is a trustee of the Kinkaid Endowment Fund and the Daniel and Edith Ripley Foundation and has served on boards of the Memorial Hermann Hospital system.

CHARLES W. DUNCAN, III
Director since June 2004
Age 46

Mr. Duncan has spent his entire career in investment banking or private equity investing and has served as President of Duncan Equities, Inc. since 1990. Duncan Equities, Inc. is active in structuring financings for, directly investing in, and providing strategic advice to, small to medium sized private companies, primarily located in Texas. In that capacity, Mr. Duncan serves on the boards of directors, and is involved in the operations, of several private companies. In addition, he serves on the board of several non-profit institutions and foundations including the boards and the executive committees of the University of Texas Medical Branch in Galveston and Communities in Schools, Houston.

ROBERT E. GARRISON II
Director since January 1999
Age 64

Mr. Garrison has served as our President and as one of our directors since January 1999, and served as our Chief Executive Officer from January 1999 until May 2002. He also serves as a director of SMH. Mr. Garrison co-founded Harris Webb & Garrison, Inc. (“HWG”) and until January 1999 served as its Executive Vice President and head of investment banking. Until January 1999, he also served as Chairman and Chief Executive Officer of Salient Trust, which he co-founded in 1994, and now serves on the management committee of SCM. Mr. Garrison also serves as Chairman and a director of SMH Capital, as a director of SMHCA, and as a manager of Charlotte Capital. From 1990 to 1991, Mr. Garrison served as President and Chief Executive Officer of Medical Center Bank & Trust Company. He served as managing partner of Lovett Mitchell Webb & Garrison (a division of Kemper Securities Group, Inc.) from 1983 to 1989 and Director of Research for Underwood Neuhaus and Co. from 1971 to 1982. Mr. Garrison serves on the Board of Directors and Compensation Committee of FirstCity Financial Corporation, a public financial services company, and Crown Castle International Corp., which owns and operates technologically advanced shared wireless infrastructure, including extensive networks of towers and rooftops.  He is also a director of Prosperity Bank and Somerset House Publishing. He also serves on the Board of Directors of the Memorial Hermann Hospital Systems, is Chairman of the Board of Directors of Brava Therapeutics., and serves on the Board of Directors of PTC-Houston Investors LLC, the general partner of Proton Therapy Center-Houston, Ltd. LLP.  He is a Chartered Financial Analyst.

TITUS H. HARRIS, JR.
Director since January 1999
Age 74

Mr. Harris has served as one of our directors since January 1999, and served as our Chairman from January 1999 until May 2002. Mr. Harris co-founded HWG in February 1994 prior to its combination with Sanders Morris Mundy in January 2000, and now serves as one of SMH’s Executive Vice Presidents and a director. From

September 1991 to February 1994, he served as a Registered Representative at S.G. Cowen & Company, the former correspondent broker of HWG. Before then, Mr. Harris served as Senior Vice President of Lovett Underwood Neuhaus & Webb, (a division of Kemper Securities Group, Inc.) from January 1983 to August 1991, and as Regional Sales Manager for the Houston office of E.F. Hutton and Co., Inc. from January 1978 to December 1982.

GERALD H. HUNSICKER
Director since June 2004
Age 55

Mr. Hunsicker is Senior Vice President – Baseball Operations for the Tampa Bay Devil Rays Major League Baseball team. He was the General Manager of the Houston Astros Major League Baseball team from 1996 through 2004. From September 1991 until joining the Astros, Mr. Hunsicker served as the Assistant Vice President of baseball operations for the New York Mets Major League Baseball team. He joined the Mets in November of 1988 as director of minor league operations and became the director of baseball operations in October of 1990. From 1984 until joining the Mets, Mr. Hunsicker worked in the securities industry as a Vice President for Paine Webber in Houston, Texas.

SCOTT B. MCCLELLAND
Director since June 2004
Age 48

Mr. McClelland is President of H-E-B’s Houston and Central Market Division. H-E-B is the 13th largest grocery chain in the United States with over 55,000 employees and 300 stores in Texas and Northern Mexico. Mr. McClelland joined H-E-B in 1990 as Vice President of Operations for the Austin Region. After transferring to H-E-B corporate headquarters in San Antonio in 1991, Mr. McClelland held several leadership positions for the company including Vice President of General Merchandise Marketing and Group Vice President, DrugStore. In 1995 he was promoted to Senior Vice President of Marketing followed by a promotion to Chief Merchandising Officer in 2000. His responsibilities were expanded to include Central Market in late 2001. Prior to joining H-E-B, he worked for Pepsico’s Frito Lay Division for 10 years. Mr. McClelland serves on the Board of Directors for the Greater Houston Partnership. He also serves on the University of Texas Business Advisory Council and the Advisory Committee for McCombs School of Business at the University of Texas at Austin.

BEN T. MORRIS
Director since February 2000
Age 60

Mr. Morris was appointed to our Board of Directors on February 1, 2000, as part of the Sanders Transaction and has served as our Chief Executive Officer since May 2002. He co-founded Sanders Morris Mundy Inc. in 1987 and served as its President and Chief Executive Officer and as a director at the time of its combination with HWG. Since the Sanders Transaction, Mr. Morris has served as President, Chief Executive Officer, and a director of SMH. Mr. Morris served as the Chief Operating Officer of Tatham Corporation from 1980 to 1984. From 1973 to 1980, he served in a number of executive positions with Mid-American Oil and Gas, Inc. and predecessor companies, and was its President from 1979 to 1980. He is a director of Capital Title Group, Inc., a public title agency and escrow services company. Mr. Morris is a certified public accountant.

ALBERT W. NIEMI, JR., PH.D.
Director since June 2004
Age 63

Dr. Niemi is the Dean of the Edwin L. Cox School of Business at Southern Methodist University, where he also holds the Tolleson Chair in Business Leadership. Before joining SMU, Dr. Niemi served as Dean of the Terry College of Business at the University of Georgia from 1982 to 1996. Dr. Niemi graduated cum laude from Stonehill College with an A.B. in economics and earned an M.A. and Ph.D. in economics from the University of Connecticut. Dr. Niemi is a member of the Business Accreditation Committee of the American Assembly of Collegiate Schools of Business and has chaired or served as a member on the accreditation review teams to more than 20 universities.

Dr. Niemi recently completed terms on the Boards of Governors of the American Association of University Administrators and Beta Gamma Sigma. Dr. Niemi has served on the board of Titanium Metals Corporation, a public producer of titanium products, since 2001 and is the Chair of its audit committee and is a member of its compensation and pension committees. He also serves on the board of Bank of Texas and on the Advisory Board of TXU Dallas.

NOLAN RYAN
Director since May 2002
Age 59

Mr. Ryan was the Chairman of the Board and majority owner of The Express Bank, a Texas bank with branches in Alvin and Danbury, Texas, from June 1990 until June 2002. He was Chairman of the Board Emeritus of The Express Bank of Texas from July 2003 until January 2006. Since 1998 he has been on the management committee and a principal owner of the Round Rock Baseball Company, L.P., the owner of the Round Rock Express Baseball Club and the Corpus Christi Hooks Baseball Club, minor league professional baseball teams, which are affiliated with the Houston Astros. Mr. Ryan was a Commissioner of the Texas Parks and Wildlife Commission of the State of Texas from 1995 to 2001. Mr. Ryan was a Major League Baseball pitcher from 1968 to 1994 and was inducted into the National Baseball Hall of Fame in July of 1999. In February 2004, he signed a five-year personal services contract with the Houston Astros. Mr. Ryan currently serves on the board or advisory council for several not-for-profit and charitable organizations.

DON A. SANDERS
Director since February 2000
Age 69

Mr. Sanders was appointed to our Board of Directors on February 1, 2000, as part of the Sanders Transaction. At the time of the Sanders Transaction, he served as Chairman of the Executive Committee and as a director of Sanders Morris Mundy, which he co-founded in 1987. Mr. Sanders also serves as the investment manager of the Sanders Opportunity Funds, a private investment fund sponsored by SMH. He also serves on the management committee and is an owner of the Round Rock Baseball Company, L.P. and serves on the boards of several Houston-based community organizations. Since the Sanders Transaction, he has served as our Vice-Chairman and as one of our directors and as a director of SMH. From 1987 to 1996, Mr. Sanders was President of Sanders Morris Mundy Inc. Before joining Sanders Morris Mundy, he was employed by E.F. Hutton & Co., Inc. where he served from 1959 in various capacities, including as an Executive Vice President of E.F. Hutton from 1982 to 1987 and as a member of its board of directors from 1983 to 1987.

W. BLAIR WALTRIP
Director since January 1999
Age 51

Mr. Waltrip has served as one of our directors since January 1999 and as a director of TEI, Inc., our predecessor issuer, since July 1988. He is also a director of Service Corporation International, a public funeral and cemetery company, and was employed in various capacities by that company from 1977 until January 2000, last serving as an Executive Vice President for more than five years.

DAN S. WILFORD
Director since May 2002
Age 65

Mr. Wilford has been a director of Healthcare Realty Trust Incorporated, a New York Stock Exchange real estate investment trust primarily concentrating on real estate properties and mortgages associated with the delivery of healthcare services, since February 2002. From 1984 to 2002, Mr. Wilford served as President and Chief Executive Officer of Memorial Hermann Healthcare System, the largest not-for-profit healthcare system in the Houston, Texas area consisting of twelve hospitals, including a children’s hospital, two long-term nursing facilities and a retirement community. Mr. Wilford is a director of SNB Bancshares, Inc. and LHC Group, Inc., a provider of post-acute healthcare services primarily to Medicare beneficiaries in rural markets, and the John S. Dunn Research Foundation.

Advisory Director

In August of 2004 we amended our Bylaws to provide that our Board of Directors could appoint one or more individuals to be advisory directors, who by such appointment would not as such be a member of our Board of Directors. Each advisory director will be appointed for a term as determined by our Board of Directors, to serve at the pleasure of our Board of Directors, and may be removed (with or without cause) by a majority of our full Board of Directors. An advisory director serves only as an advisor to our Board of Directors. As an advisor, an advisory director participates, advises or counsels our Board of Directors on matters brought before our Board of Directors, as may be requested from time to time by our Board of Directors. An advisory director is entitled to notice of and to attend all meetings of our Board of Directors but does not have the right to vote on any matters. Advisory directors are not considered members of our Board of Directors for notice, quorum, voting or other purposes, and do not have the powers or responsibilities of a director. No action of our Board of Directors or any committee thereof will be invalid by reason of a failure of any advisory director to receive notice of or to attend any meeting of our Board of Directors or any committee thereof.

Additionally, our Board of Directors, by resolution adopted by a majority of our full Board, may appoint advisory directors to one or more committees of our Board of Directors, and such advisory directors are entitled to notice of and to attend meetings of such committees. Our Board of Directors or committee thereof has the authority to excuse advisory directors from all or any portion of any meeting. Advisory directors receive compensation and reimbursement of expenses as determined by our Board of Directors.

In August 2004, our Board of Directors appointed John H. Styles, one of our former directors, an advisory director.

John H. Styles
Advisory Director since August 2004, Director from June 1999 to June 2004
Age 70

Mr. Styles served as one of our directors from June 1999 to June 2004 and he was appointed an advisory director in August 2004. He is the chairman of The Styles Company, a healthcare development company. Mr. Styles served as Chairman and Chief Executive Officer for a group of companies known as the Mid-America Healthcare Group from 1984 until its sale in 1995 and for Outpatient Healthcare, Inc. from 1987 until its sale in 1991.He was a founder and board member of HealthPlus Corporation, a hospital management company, from 1997 to 2005.

NON-DIRECTOR EXECUTIVE OFFICERS

Rick Berry
Chief Financial Officer
Age 53

Mr. Berry has served as our Chief Financial Officer since February 2001 and as our Principal Financial Officer since June 2000. He also serves as Chief Financial Officer of SMH and SMCA. From March 1999 to April 2000, Mr. Berry served as Executive Vice President, Chief Financial Officer, Secretary and a director of Petrocon Engineering, Inc. From April 1998 to March 1999, Mr. Berry was Executive Vice President and Chief Financial Officer of OEI International, Inc. Mr. Berry was Secretary of TEI, Inc. from January 1997 to April 1998, and the Executive Vice President, Chief Financial Officer and Treasurer of TEI from December 1991 to April 1998. Mr. Berry is a certified public accountant.

John T. Unger

Senior Vice President and General Counsel

Age 54

Mr. Unger has served as our Senior Vice President and General Counsel since July 2005. Mr. Unger was a partner in the law firm of Thompson & Knight LLP from May 2000 until June 2005 and currently serves as Of Counsel to such firm. Previously he was a shareholder in the law firm of Snell & Smith, P.C. from its founding 1993 to May 2000, and was a partner in the law firm of Butler & Binion LLP from 1988 to 1993.  He has more than 25 years experience in the areas of corporate and securities law.

BOARD COMMITTEES, MEETING ATTENDANCE, DIRECTOR INDEPENDENCE, AND COMMUNICATING WITH OUR BOARD

Our Board of Directors has four committees: Executive, Audit, Nominating and Corporate Governance, and Compensation. The committees report their actions to the full Board of Directors at its next regular meeting following a committee meeting. Our full Board met five times in 2005 and the following table shows the current membership of the four committees and the number of meetings each committee held in 2005. A brief description of the current duties of each committee follows the table.

Committee Membership and Meetings Held

Name	Executive	Audit	Nominating & Governance	Compensation
Mr. Ball	*
Mr. Bean		Chair
Mr. Collie		*
Mr. Duncan		*
Mr. Garrison	*
Mr. Harris
Mr. Hunsicker			*
Mr. McClelland				*
Mr. Morris	*
Mr. Niemi			Chair
Mr. Ryan				*
Mr. Sanders	Chair
Mr. Waltrip				Chair
Mr. Wilford			*
No. of Meetings in 2005(1)	3	4	4	1

(1)

Each director attended at least 75% of the aggregate of all meetings of our Board of Directors and committees of our Board to which he belonged during 2005, except for Mr. Ryan who attended only two of the five Board meetings.

Executive Committee

•                                          Has full power of our Board between meetings of our Board, with specified limitations relating to major corporate matters.

Audit Committee

•                                        Reviews the financial reports and other financial information provided by Sanders Morris Harris Group to any governmental body or the public.

•                                        Reviews the audit efforts of Sanders Morris Harris Group’s independent auditors.

•                                        Reviews Sanders Morris Harris Group’s system of internal controls regarding finance, accounting, legal compliance, and ethics that management and our Board have established; and Sanders Morris Harris Group’s auditing, accounting, and financial reporting processes generally.

•                                        Provides an open avenue of communication among the independent auditors, financial, and senior management, and our Board.

•                                        Has the sole authority and responsibility to appoint, select, evaluate, and, where appropriate, replace our independent auditors.

Our Board has determined that each member of the Audit Committee is “independent,” as defined in Rules 4200(a)(15) and 4350(d)(2)(A) of the Nasdaq listing standards and SEC regulations. Our Board has also determined that Richard E. Bean, Chair of the Audit Committee, is qualified as an audit committee financial expert under the SEC regulations. The committee operates under a written charter adopted by our Board of Directors which is available on our website, www.smhgroup.com, and was filed as Appendix A to our 2004 Annual Meeting Proxy Statement.

In November 2005 it came to the attention of our Board that, subsequent to his appointment to our Audit Committee, Mr. Collie may not have met the additional independence requirement imposed on members of the Audit Committee by Nasdaq Rule 4350(d)(2)(A) because the law firm of which he is a partner received certain payments from SMH, subsequent to his appointment, for services provided to SMH in connection with one or more securities offerings. However, Nasdaq Rule 4350(d)(2)(B) permits one “non-independent” director to serve on the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the company and its shareholders.  At a meeting of our Board on November 1, 2005, the Board determined that Mr. Collie’s membership on the Audit Committee is in our best interests and the interests of our shareholders because of his financial expertise, his experience in understanding and evaluating financial statements, and his understanding of our business and industry.  The Board approved Mr. Collie’s continuance on the Audit Committee until the 2006 annual meeting of shareholders.

Nominating and Corporate Governance Committee

•                                        Makes recommendations to our Board of Directors regarding nominees for election as directors, the structure, size, and composition of our Board, compensation of Board members, and organization and responsibility of board committees.

•                                        Reviews general responsibilities and functions of our Board of Directors, the balance of expertise among Board members, and Sanders Morris Harris Group’s overall organizational health, particularly plans for management succession and development.

Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent,” as defined in the Nasdaq listing standards.

Compensation Committee

•                                          Reviews and recommends the compensation for executive officers and key employees.

•                                          Recommends the granting of stock options and other incentive awards, including the number of shares subject to, and the exercise price of, each stock option and the terms and conditions of other incentive awards granted under our incentive plans.

•                                          Reviews general responsibilities and functions of our Board of Directors, the balance of expertise among Board members, and Sanders Morris Harris Group’s overall organizational health, particularly plans for management succession and development.

Our Board has determined that each member of the Compensation Committee is “independent,” as defined in the Nasdaq listing standards.

Director Independence

Our Board of Directors has determined that the following members of our Board, constituting a majority of the members of our Board, are “independent directors” as defined in NASD Marketplace Rule 4200: Richard E. Bean; Robert M. Collie, Jr.; Charles W. Duncan, III; Gerald H. Hunsicker; Scott B. McClelland; Albert W. Niemi, Jr., Ph.D.; W. Blair Waltrip; and Dan S. Wilford.

Annual Meeting Attendance by Members of the Board

We do not currently have a formal policy regarding attendance by our directors at our Annual Meeting of Shareholders. However, we have historically encouraged our directors to attend and previous meetings have been well attended. Last year, ten of our directors attended our Annual Meeting of Shareholders.

COMPENSATION OF DIRECTORS

Currently, our non-employee directors and our advisory director receive an annual retainer of $8,000 or at the director’s option shares of restricted common stock equal to $8,000 divided by two-thirds of the average closing price of our stock for the 20 trading days ending on the days before the grant date, $1,500 for each meeting of our Board of Directors attended, $1,000 for each Executive Committee meeting attended, $750 for any other committee meeting attended. Each non-employee director committee chairman receives an additional annual retainer of $2,000 or at the director’s option shares of restricted common stock equal to $2,000 divided by two-thirds of the average closing price of out\r stock for the 20 trading days ending on the days before the grant date. Our employee directors are not compensated for their service on our Board of Directors.

DIRECTOR NOMINATION PROCESS

As indicated above, nomination of directors is handled by our Nominating and Corporate Governance Committee pursuant to its charter. The committee’s charter is available on our website at www.smhgroup.com.

Additionally, any shareholder who wishes to nominate a prospective Board member should deliver written notice containing the information required by our bylaws to Sandra J. Williams, Corporate Secretary, 600 Travis, Suite 3100, Houston, Texas 77002. To be timely filed, we must receive the notice not less than 60 days nor more that 180 days prior to the first anniversary of our preceding year’s annual meeting. To date, no shareholder has submitted a Board nominee.

In evaluating potential director nominees, the committee considers the following factors:

•                                          the appropriate size of our Board of Directors;

•                                          our needs with respect to the particular talents and experience of our directors;

•                                          the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board;

•                                          familiarity with the financial services industry;

•                                          experience with accounting rules and practices; and

•                                          the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The committee’s goal is to assemble a Board of Directors with a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the committee may also consider such other factors as it may deem are in the best interests of the company and our shareholders. However, the committee will insure that at least one member of the Audit Committee satisfies the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board are “independent directors” under NASD Marketplace Rule 4200. The committee also believes it appropriate for certain key members of our management to participate as members of our Board.

The committee identifies nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective. If any member of our Board does not wish to continue in service or if the committee decides not to re-nominate a member for re-election, the committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the committee and our Board are polled for suggestions as to individuals meeting the criteria of the committee. Research may also be performed to identify qualified individuals. We have also engaged third parties to identify or evaluate or assist in identifying potential nominees.

Each of the nominees for director is currently a member of our Board of Directors.

CODE OF ETHICS

We have adopted a Business Ethics Policy that applies to all of our employees, as well as each member of our Board of Directors. Our Business Ethics Policy is available on our website at www.smhgroup.com. We intend to post amendments to or waivers from our Business Ethics Policy (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer) on our website.

COMMUNICATING WITH OUR BOARD OF DIRECTORS

Historically, we have not adopted a formal process for shareholder communications with our Board of Directors. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by our Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe our responsiveness to shareholder communications to our Board has been excellent. Shareholders who wish to communicate directly with the Board, or specified individual directors, may do so by writing to the Board or individual directors in care of the Office of Corporate Secretary, Sanders Morris Harris Group Inc., 600 Travis, Suite 3100, Houston, Texas 77002. At the direction of the Board all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Nominating and Corporate Governance Committee. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls, or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Role of the Committee

The role of the Compensation Committee is to recommend to the Board of Directors the compensation to be paid to our executive officers and key employees. In addition, the committee is generally responsible for administering executive compensation plans, incentive plans, and other forms of direct or indirect compensation of officers and key employees.

Executive Compensation Program

The Compensation Committee establishes our compensation philosophy on behalf of the Board of Directors, determines the compensation of our Chief Executive Officer, and approves the compensation of our executive officers.

The three components of executive officer compensation are base salary, bonuses, and long-term incentive compensation.

•                                        Base Salary

The base salary for senior executives (including the Chief Executive Officer) is intended to be competitive with that paid in comparably situated industries, with a reasonable degree of financial security and flexibility afforded to those individuals who are regarded by the Board of Directors as acceptably discharging the levels and types of responsibility implicit in the various senior executive positions. In the course of considering annual executive salary increases, appropriate consideration is given to the credentials, age, and experience of the individual senior executives, as viewed in the compensation committee’s collective best judgment, which necessarily involves subjective as well as objective elements. Should the committee be persuaded that an executive has not met expectations for a protracted period, a recommendation to the Board of Directors that the executive be terminated would be a more likely eventuality than a reduction in his base compensation.

•                                        Bonuses

For 2005, we awarded bonuses to Robert E. Garrison II, Don A. Sanders, George L. Ball, Ben T. Morris, and Rick Berry. As in prior years, the bonuses for Messrs. Garrison, Sanders, Ball, Morris, and Berry were based on comparisons of executive compensation for peer companies similar to our size.

•                                          Long-Term Incentive Compensation

We made no additional long-term incentive compensation grants during 2005.

Chief Executive Officer Compensation

Ben T. Morris became our Chief Executive Officer in May 2002. For 2005, the Compensation Committee established Mr. Morris’ base salary at $225,000, a level which it believes is appropriate based on comparisons with financial services firms of similar size to Sanders Morris Harris Group Inc. Mr. Morris received a bonus (paid in February 2006) of $162,000, and no long-term incentive compensation for 2005.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code establishes a limit on corporate income tax deductions of $1 million per year paid to any executive officer. In designing compensation plans to meet the executive compensation objectives described above, we reserve the right to establish plans which may result in our inability to deduct compensation under Section 162(m).

Summary

The Compensation Committee believes our executive compensation policies and programs effectively serve the interests of Sanders Morris Harris Group and our shareholders. The various compensation vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to our overall future success, thereby enhancing Sanders Morris Harris Group’s value for our shareholders’ benefit.

The Compensation Committee will continue to monitor the effectiveness of our total compensation programs to meet Sanders Morris Harris Group’s current needs. For 2006, we will again reevaluate compensation of executive officers to ensure that it is consistent with a compensation philosophy designed to reward outstanding individual performance and align officers’ compensation to the performance of Sanders Morris Harris Group, our individual business units, and our stock price.

Scott B. McClelland Nolan Ryan W. Blair Waltrip

Compensation Committee Interlocks and Insider Participation

Messrs. McClelland, Ryan, and Waltrip served on the Compensation Committee in 2005. No director or executive officer of Sanders Morris Harris Group Inc. serves on the compensation committee or the board of directors of any company for which Messrs. McClelland, Ryan, or Waltrip serve as executive officers or directors.

During 2004, we earned private placement commissions of approximately $824,000 from our role in raising capital for the Round Rock Baseball Company, L.P., which is majority owned by an entity controlled by Mr. Ryan and Mr. Sanders.

CORPORATE PERFORMANCE

The line graph below shows a comparison of the cumulative total shareholder return on our common stock for the five-year period ended December 31, 2005, as compared to the cumulative total return of the S&P 500 Index and the Nasdaq Financial Stocks Index assuming $100 was invested at market close on December 31, 2000.

TOTAL SHAREHOLDER RETURN

	Dec 00	Dec 01	Dec 02	Dec 03	Dec 04	Dec 05
Sanders Morris Harris Group Inc.	100.0	120.0	208.9	299.9	434.6	405.1
Nasdaq Stock Market Index (US & Foreign)	100.0	78.9	54.3	81.9	89.1	91.1
Nasdaq Financial Stocks Index(1)	100.0	109.8	113.1	153.0	178.6	182.7

(1)                              The Nasdaq Financial Stocks Index is composed of all Nasdaq companies with two-digit Standard Industrial Classification codes in the range 6000 through 6799.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Executive Compensation

The following table shows, for our fiscal years indicated, the annual compensation earned by our Chief Executive Officer and the other four most highly compensated executive officers (the “Named Officers”) in all capacities in which they served.

Summary Compensation Table

Long-Term Compensation Awards
		Annual Compensation			Restricted Stock	Securities
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other ($)(1)	Award(s) ($)	Underlying Options (#)
Ben T. Morris, Chief Executive Officer	2005 2004 2003	225,000 225,000 225,000	162,000 325,000 312,500	— — —	— — —	— — —

Robert E. Garrison II, President	2005 2004 2003	225,000 225,000 225,000	140,000 300,000 225,000	— — —	— — —	— — —

Don A. Sanders, Vice-Chairman	2005 2004 2003	450,000 450,000 450,000	230,000 460,000 450,000	— — —	— — —	— — —

George L. Ball, Chairman	2005 2004 2003	225,000 225,000 225,000	162,000 325,000 312,500	— — —	— — —	— — —

Rick Berry, Chief Financial Officer	2005 2004 2003	200,000 200,000 193,375	110,000 135,000 100,000	— — —	— — —	— — —

(1)                                   Excludes any perquisites and other personal benefits, securities, or properties, in the aggregate, of less than $50,000 or ten percent of the total of annual salary and bonus reported for the names executive officers.

Option/SAR Grants in Last Fiscal Year

None of the Named Officers received an option or SAR grant during our last fiscal year.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-Ended Option Values

None of the Named Officers exercised any options during the last fiscal year. The following table provides information about unexercised options held by the Named Officers as of the end of our last fiscal year.

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-The-Money Options at Fiscal Year End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Ben T. Morris	25,000	—	409,750	—
Robert E. Garrison II	89,394	—	1,465,676	—
Don A. Sanders	30,000	—	491,700	—
George L. Ball	25,000	—	409,750	—
Rick Berry	30,000	—	491,700	—

(1)                                  Based on a share price of $16.39 at December 31, 2005.

SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table shows the number of shares of our common stock beneficially owned by each director, advisory director, director nominee, executive officer, and five percent shareholder known to us, and by all directors, advisory directors, and executive officers as a group. The table shows ownership at March 31, 2006.

Directors, advisory directors, and executive officers as a group beneficially own approximately 30.3% of our outstanding common stock. For purposes of reporting total beneficial ownership, shares of common stock which may be acquired through stock option exercises that have vested or will vest within 60 days following March 31, 2006, are included.

The information in this section is based on information required to be reported and filed with the Securities and Exchange Commission under Sections 13 and 16 of the Securities Exchange Act of 1934. The number of shares beneficially owned by each entity, person, director, or executive officer is determine under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose.

Name	Number of Common Shares Beneficially Owned		Percent of Class
Don A. Sanders(1)	2,410,331	(2)	12.7
Endowment Capital, L.P.(3)	1,547,185	(3)	8.1
DG Capital Management, Inc. (4)	1,177,400	(4)	6.2
George L. Ball(1)	1,141,588	(5)	6.0
Ben T. Morris(1)	1,050,938	(6)	5.5
Robert E. Garrison II	336,163	(7)	1.8
W. Blair Waltrip	327,994	(8)	1.7
Titus H. Harris, Jr.	235,372	(9)	1.2
John H. Styles	146,254	(10)		*
Rick Berry	42,351	(11)		*
Richard E. Bean	29,938	(12)		*
Dan S. Wilford	23,751	(13)		*
Charles W. Duncan, III	22,751	(14)		*
John T. Unger	22,000	(15)		*
Nolan Ryan	17,751	(13)		*
Scott B. McClelland	10,451	(16)		*
Robert M. Collie, Jr.	8,751	(16)		*
Gerald H. Hunsicker	7,751	(16)		*
Albert W. Niemi, Jr., Ph.D.	7,000	(17)		*
All directors, advisory directors, and executive officers as a group (17 persons)	5,841,135	(18)	30.3

*                                       Less than 1% of outstanding shares.

(1)                                Has a principal business address of 600 Travis, Suite 3100, Houston, Texas 77002.

(2)                                 Includes 30,000 shares issuable on exercise of stock options, 3,000 shares owned by Mr. Sanders’ wife, 64,254 shares owned by the Tanya Jo Drury Trust of which Mr. Sanders is co-trustee, 383,043 shares held in client brokerage accounts over which he has shared dispositive power and 3,548 shares of restricted stock.

(3)                                   As reported in a Schedule 13G/A filed February 13, 2006, Endowment Capital, L.P. shares voting and dispositive power over 1,282,367 shares with Long Drive, L.P., Endowment Capital Group, LLC, Endowment Capital Group, L.P., and Philip Timon, each with a principal business and office address of 1105 N. Market Street, 15th Floor, Wilmington, Delaware 19801.

(4)                                   As reported in a Schedule 13G filed February 14, 2006, DG Capital Management, Inc., and Manu P. Daftary, President, hold voting and dispositive power over 1,177,400 shares on behalf of advisory clients. DG Capital Management, Inc.’s principal business and office address is 260 Federal Street, Suite 1600, Boston, Massachusetts 02110.

(5)                                 Includes 25,000 shares issuable on exercise of stock options, 25,000 shares owned by Mr. Ball’s wife and 6,000 shares owned by the Bonner S. Ball Family Trust Agency.

(6)                                Includes 25,000 shares issuable on exercise of stock options.

(7)                                Includes 89,394 shares issuable on exercise of stock options.

(8)                                 Includes 15,000 shares issuable on exercise of stock options, 2,938 shares of restricted stock, and 255,806 shares owned by the William Blair Waltrip Trust, of which Mr. Waltrip is the trustee and beneficiary. Includes 26,250 shares owned by the Robert L. Waltrip 1992 Trust #1, of which Robert L. Waltrip, Jr., W. Blair Waltrip, and Holly Waltrip Benson are co-trustees. Includes 28,000 shares owned by the Waltrip 1987 Grandchildren’s Trust for the benefit of the grandchildren of R. L. Waltrip, of which W. Blair Waltrip and Robert L. Waltrip are as co-trustees, and as to which W. Blair Waltrip disclaims beneficial ownership.

(9)                                 Includes 3,212 shares of restricted stock, 20,787 shares owned by Mr. Harris’ wife and as to which Mr. Harris disclaims beneficial ownership and 31,678 shares owned by the Pinke Lou Blair Estate Trust of which Mr. Harris’ wife is trustee and as to which Mr. Harris disclaims beneficial ownership.

(10)                           Includes 21,232 shares issuable on exercise of stock options, 19,198 shares owned by Mr. Style’s wife and 12,480 shares owned by a family limited partnership controlled by his wife. Mr. Styles disclaims beneficial ownership of the shares owned by his wife and the family limited partnership.

(11)                          Includes 30,000 shares issuable on exercise of stock options and 10,354 shares of restricted stock.

(12)                          Includes 10,000 shares issuable on exercise of stock options and 2,938 shares of restricted stock.

(13)                            Includes 10,000 shares issuable on exercise of stock options and 2,751 shares of restricted stock.

(14)                             Includes 10,000 shares owned by the Duncan Investment Partnership. Mr. Duncan disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Includes 10,000 shares issuable on exercise of stock options and 2,751 shares of restricted stock.

(15)                            Includes 10,000 shares issuable on exercise of stock options and 10,000 shares of restricted stock.

(16)                          Includes 5,000 shares issuable on exercise of stock options and 2,751 shares of restricted stock.

(17)                            Includes 5,000 shares issuable on exercise of stock options and 2,000 shares of restricted stock.

(18)                            Includes 295,626 shares issuable on exercise of stock options and 45,487 shares of restricted stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on our records, we believe that during 2005 all our directors, officers and 10% or greater beneficial owners timely filed all required Section 16(a) reports, with the exception of a Form 4 to report the issuance of 2,000 restricted shares to Mr. Niemi in August 2005, which was filed late.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

For our equity compensation plans, the following table shows, at the end of fiscal year 2005, (a) the number of securities to be issued upon the exercise of outstanding options, warrants and rights, (b) the weighted-average exercise price of such options, warrants and rights, and (c) the number of securities remaining available for future issuance under the plans, excluding those issuable upon exercise of outstanding options, warrants and rights.

Equity Compensation Plan Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	915,271	$6.42	1,360,889	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	915,271	$6.42	1,360,889

(1)                                  The number of shares of our common stock available for incentive awards under our 1998 Incentive Plan is the greater of 4,000,000 shares or 25% of the total number of shares of our common stock from time to time outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On occasion our directors, officers, and employees co-invest with our clients. Consequently, it is often the case that certain of our officers, directors, shareholders, and employees own securities of our clients for whom SMH has placed or underwritten securities and/or with whom SMH or SMHCA has a financial advisory relationship, which in some cases may, individually or in the aggregate, exceed 1% of the outstanding securities of such clients.

Mr. Styles, our advisory director, and his family are the principal owners of an entity that is a 50% owner of PTC-Houston Management, L.P., which is the general partner of Proton Therapy Center-Houston, Ltd. LLP (“PTC”). The remaining 50% interest is owned by SMH. PTC was formed to secure financing for a new proton beam therapy cancer treatment center to be constructed in Houston, Texas. Net operating income recognized by PTC totaled $1.6 million during 2004, 50% of which, or $800,000, was attributable to each of us and the Styles-owned entity and $216,000 during 2005, 50% of which, or $108,000, was attributable to each of us and the Styles-owned entity.

Mr. Garrison serves as Chairman and a director of Brava Therapeutics, Inc., formerly named BioCyte Therapeutics, Inc., one of our indirect subsidiaries, and owns 258,193 shares, or approximately 9.2%, of its outstanding common shares. Through SMH Capital, we indirectly own 463,090 shares of Brava, or approximately 16.4% of its common stock. SMH Capital also holds a warrant for 34,245 Brava common shares.

During 2004, we earned private placement commissions of approximately $824,000 from our role in raising capital for the Round Rock Baseball Company, L.P., which is majority owned by an entity controlled by Mr. Ryan and Mr. Sanders.

INDEPENDENT AUDITORS

KPMG LLP has been our independent auditor for the last three fiscal years. While management expects that our relationship with KPMG LLP will continue to be maintained in 2006, no formal action is proposed to be taken at the annual meeting with respect to the continued employment of KPMG LLP as no such action is legally required. A representative of KPMG LLP is expected to be at the annual meeting. The representative will have the opportunity to make a statement at the meeting if he or she wishes, and will be available to respond to appropriate questions.

The following table sets forth the fees billed for services performed by KPMG LLP for fiscal year 2005 and fiscal year 2004:

	2005	2004
Audit fees	$753,500	$722,500

Audit related fees	$—	$—

Tax fees	$34,800	$59,675

All other fees	$—	$—

PRE-APPROVAL OF SERVICES BY INDEPENDENT AUDITORS

The Audit Committee has adopted a policy regarding the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent auditor, KPMG LLP. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by KPMG LLP. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by KPMG LLP which are not encompassed by the Audit Committee’s annual pre-approval requirement and are not prohibited by law. For 2004 and 2005, 100% of the tax services and related fees were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors has furnished the following report:

The Board has determined that each member of the committee is “independent,” as defined in the Nasdaq listing standards and SEC Rules. As required by its charter, the committee has performed its annual evaluation of the committee’s performance and the adequacy of its charter, including compliance with applicable law and Nasdaq listing standards, and determined that the committee adequately performed its duties and responsibilities set forth in its charter and that no changes to its charter were required.

As noted in the committee’s charter, Sanders Morris Harris Group’s management is responsible for preparing Sanders Morris Harris Group’s consolidated financial statements. Sanders Morris Harris Group’s independent auditors are responsible for auditing the consolidated financial statements. The activities of the committee are in no way designed to supersede or alter those traditional responsibilities. The committee’s role does not provide any special assurances with regard to Sanders Morris Harris Group’s consolidated financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

The committee has reviewed and discussed the audited consolidated financial statements with management. The committee also met with the independent auditors, with and without management present, to discuss the results of their audit and their evaluation of our internal controls. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

The committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence from Sanders Morris Harris Group.

Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the audited consolidated financial statements be included in Sanders Morris Harris Group’s Annual Report on Form 10-K for 2005 for filing with the Securities and Exchange Commission.

Richard E. Bean Robert M. Collie, Jr. Charles W. Duncan, III

OTHER MATTERS

Our Board of Directors is not aware of any other matter to be presented for action at the meeting. If another matter requiring a vote of the shareholders arises, the proxy holders will vote in their best judgment.

ANNUAL REPORT ON FORM 10-K

Our financial statements for the 2005 are included in our Annual Report, which is being delivered with this proxy statement. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. Additional copies of our Annual Report and our Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (excluding exhibits, unless such exhibits have been specifically incorporated by reference therein) are available without charge upon request. Please direct your request to Sanders Morris Harris Group Inc., Attention: Investor Relations, 600 Travis, Suite 3100, Houston, Texas 77002. You also may obtain our Annual Report on Form 10-K over the Internet at the Security and Exchange Commission’s website, www.sec.gov.

Houston, Texas

April 5, 2006

SANDERS MORRIS HARRIS GROUP INC.
THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2006

Proxy for Annual Meeting of Shareholders May 18, 2006

The undersigned shareholder of Sanders Morris Harris Group Inc. (the “Company”) hereby appoints Ben T. Morris and George L. Ball, or either of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of Sanders Morris Harris located in the JPMorgan Chase Tower, 600 Travis, 30th Floor, Houston, Texas 77002, on Thursday, May 18, 2006, at 11:00 a.m., Houston Time, and at any adjournments or postponements of said meeting, all of the shares of the Company’s common stock in the name of the undersigned or which the undersigned may be entitled to vote. Any proxy heretofore given by the undersigned with respect to such shares of the Company’s common stock is hereby revoked.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all the nominees for director on the reverse side.

The Board of Directors recommends a vote FOR the nominees for director.

PLEASE MARK, SIGN, DATE AND RETURN IN THE ENVELOPE ENCLOSED

(This Proxy must be dated and signed on the reverse side.)

(Continued From Other Side)

ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR the listed nominees.

Proxy			For	Withhold			For	Withhold
For
Annual	1.	George L. Ball	☐	☐	8.	Scott B. McClelland	☐	☐
Meeting
Of	2.	Richard E. Bean	☐	☐	9.	Ben T. Morris	☐	☐
Shareholders
May 18, 2005	3.	Robert M. Collie, Jr.	☐	☐	10.	Dr. Albert W. Niemi, Jr.	☐	☐

	4.	Charles W. Duncan, III	☐	☐	11.	Nolan Ryan	☐	☐

	5.	Robert E. Garrison II	☐	☐	12.	Don A. Sanders	☐	☐

	6.	Titus H. Harris, Jr.	☐	☐	13.	W. Blair Waltrip	☐	☐

	7.	Gerald H. Hunsicker	☐	☐	14.	Dan S. Wilford	☐	☐

In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement furnished with the notice, and the 2005 Annual Report and revokes any proxy heretofore given.

Dated	, 2006

Shareholder’s Signature

Signature if held jointly

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE MARK, SIGN, DATE AND RETURN IN THE ENVELOPE ENCLOSED